UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2026

Mountain Lake Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42436	98-1796213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Tahoe Blvd STE 802

PMB 45

Incline Village

NV, 89451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 204 1489

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of a Class A ordinary share	MLACU	The Nasdaq Stock Market LLC
Class A ordinary shares	MLAC	The Nasdaq Stock Market LLC
Rights	MLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Postponement of Extraordinary General Meeting of Shareholders

On June 10, 2026, Mountain Lake Acquisition Corp., a Cayman Islands exempted company (the “Company”) issued a press release (the “Press Release”) announcing that its upcoming extraordinary general meeting of shareholders (the “Special Meeting”) has been postponed to 10:00 a.m., Eastern Time on June 16, 2026. At the meeting, shareholders of the Company will be asked to vote on proposals to approve, among other things, an extension of time for the Company to consummate an initial business combination from June 16, 2026 to September 16, 2026 (the “Articles Extension”). There is no change to the location, the record date, the redemption deadline for the Special Meeting, the purpose or any of the proposals to be acted upon at the Special Meeting.

As a result of this change, the Special Meeting will now be held at 10:00 a.m., Eastern time, on Tuesday, June 16, 2026, at the office of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105.

On June 4, 2026, the Company’s shareholders approved, among other things, its proposed business combination with Avalanche Treasury Corporation. The Company has decided to postpone the Special Meeting to provide the Company with additional time to complete its business combination, which it expects to be completed promptly following the satisfaction or waiver of all conditions to the consummation of its business combination.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements include, but are not limited statements regarding expectations related to the terms, approvals and timing of the proposed Business Combination. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Reports on Form 10-K under the heading “Risk Factors” and other documents that the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the proposals to be presented to shareholders at the Special Meeting. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Company’s definitive proxy statement filed with the SEC on May 26, 2026 (as may be amended, the “Proxy Statement”), which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Articles Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Articles Extension. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, at MLAC. info@investor.sodali.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated June 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Mountain Lake Acquisition Corp.

By:	/s/ Paul Grinberg
	Name:	Paul Grinberg
	Title:	Chief Executive Officer and Chairman of the Board of Directors

Dated: June 10, 2026

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